              As filed with the Securities and Exchange Commission

                                   on March 3, 2000.

                             Securities Act File No.

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

        Pre-Effective Amendment No. [__] Post-Effective Amendment No.[_]

                             SCUDDER PORTFOLIO TRUST
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
               (Address of Principal Executive Offices) (Zip Code)

                                  John Millette
                        Scudder Kemper Investments, Inc.
                             Two International Place
                              Boston, MA 02110-4103
                     (Name and Address of Agent for Service)

                                 (617) 295-1000
                  (Registrant's Area Code and Telephone Number)

                                 with copies to:

            Caroline Pearson, Esq.           Sheldon A. Jones, Esq.
            Scudder Kemper Investments, Inc. Dechert Price & Rhoads
            Two International Place          Ten Post Office Square - South
            Boston, MA 02110-4103            Boston, MA  02109-4603

                      Approximate Date of Proposed Public Offering:
                 As soon as practicable after this Registration Statement
                              is declared effective.

                      Title of Securities Being Registered:
                 Shares of Beneficial Interest ($.01 par value)
              of Scudder Balanced Fund, a series of the Registrant

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        It is proposed that this filing will become effective on April 3, 2000 pursuant to Rule 488 under the Securities Act of 1933.

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No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                                AARP GROWTH TRUST

                        AARP BALANCED STOCK AND BOND FUND

      Please take notice that a Special Meeting of Shareholders (the "Meeting") of AARP Balanced Stock and Bond Fund (the "Fund"), a series of AARP Growth Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., Floor 13, Two International Place, Boston, MA 02110-4103, on July 11, 2000 at 2:00 p.m., Eastern time, for the following purposes:

        PROPOSAL 1:   To elect Trustees of the Trust;

        PROPOSAL 2:   To approve an Agreement and Plan of Reorganization for
                      the Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by Scudder
                      Balanced Fund in exchange for shares of the AARP Shares class of Scudder Balanced Fund; and

        PROPOSAL 3:   To ratify the selection of PricewaterhouseCoopers LLP
                      as the independent accountants for the Fund for the Fund's current fiscal year.

        The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

        Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

        In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                   By Order of the Board,

                                                   [Signature]
                                                   Kathryn L. Quirk,
                                                   Secretary

[date]

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER

SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                Table of Contents

Introduction....................
Proposal 1: Election of Trustees/Directors for the Acquired
         Trust/Corporation........
         Nominees for Election..............
         Trustees/Directors Not Standing for Re-election............
         Responsibilities of the Board -- Board and Committee Meetings........
         Audit Committee........
         Committee on Independent Trustees/Directors........
         Attendance............
         Honorary Trustees/Directors.........
         Officers.............
         Compensation of Trustees/Directors and Officers.........
Proposal 2: Approval of Agreement and Plan of Reorganization......
         I. SYNOPSIS.........
                  Introduction.........
                  Background of the Reorganization...........
                  Reasons for the Proposed Transaction; Board Approval.......
                  Investment Objectives, Policies and Restrictions of the
                  Funds........
                  Portfolio Turnover..........
                  Performance...........
                  Investment Manager; Fees and Expenses......
                  Administrative Fee..........
                  Comparison of Expenses.........
                  Financial Highlights.........
                  Distribution of Shares........
                  Purchase, Redemption and Exchange Information.........
                  Dividends and other Distributions..........
                  Tax Consequences........
         II. PRINCIPAL RISK FACTORS......
         III. THE PROPOSED TRANSCTION..........
                  Description of the Plan........
                  Board Approval of the Proposed Transaction......
                  Description of the Securities to be Issued.....
                  Federal Income Tax Consequences.........
                  Capitalization...........
Proposal 3: Ratification or Rejection of the Selection of Independent
Accountants
Additional Information
Exhibit A
Exhibit B
Appendix 1
Appendix 2
Part B:  Statement of Additional Information
Part C:  Other Information

                           PROXY STATEMENT/PROSPECTUS
                                     [DATE]

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
              AARP BALANCED STOCK AND BOND FUND (THE "ACQUIRED FUND"),
                              A SEPARATE SERIES OF
                    AARP GROWTH TRUST (THE "ACQUIRED TRUST")
                             TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 253-2277

             BY AND IN EXCHANGE FOR SHARES OF BENEFICIAL INTEREST OF
                            THE AARP SHARES CLASS OF
                  SCUDDER BALANCED FUND (THE "ACQUIRING FUND"),
                              A SEPARATE SERIES OF
                 SCUDDER PORTFOLIO TRUST (THE "ACQUIRING TRUST")
                             TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 728-3337

                                  INTRODUCTION

      This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the Acquired Fund's accountants.

      In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the AARP Shares class of the Acquiring Fund (known as "AARP Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). Shareholders of the Acquired Fund will vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about August 28, 2000.

      Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager") and

described in more detail below.

      In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by either the Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus dated April 12, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated February 1, 2000, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

      The Acquiring Fund's Statement of Additional Information, dated April 12, 2000, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information dated ___________________, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. Shareholder inquiries regarding the Acquired Fund may be made by calling (800) 253-2277. Shareholder inquiries regarding the Acquiring Fund may be made by calling (800) 728-3337. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. The AARP Shares will be a newly-established class of shares of the Acquiring Fund and will be identical in all material respects to the Acquiring Fund shares currently offered and sold, as described in the prospectus and statement of additional information for the Acquiring Fund, dated April 12, 2000, except as otherwise described herein.

      The Acquiring Fund and the Acquired Fund are diversified series of shares of beneficial interest of, respectively, the Acquiring Trust and the Acquired Trust. The Acquiring Trust and the Acquired Trust are open-end management investment companies organized as Massachusetts business trusts.

      The Board of Trustees (except as otherwise noted, "Trustees" refers to Trustees of the Acquired Trust and "Board" refers to the Board of Trustees of the Acquired Trust) is soliciting proxies from shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 11, 2000, at Scudder Kemper's offices, at Floor 13, Two International Place, Boston, MA 02110-4103, at 2:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting").

      THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

             PROPOSAL 1: ELECTION OF TRUSTEES FOR THE ACQUIRED TRUST

      At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Acquired Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Acquired Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Acquired Trust or the Acquiring Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or AARP. The nominees listed below are also being nominated for election as Trustees of the Acquiring Trust and as trustees or directors of most of the other no-load funds advised by Scudder Kemper.

      Currently five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

      Election of each of the listed nominees for Trustee on the Board of the Acquired Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Acquired Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Acquired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupation listed in the following paragraphs and table for more than five years, but not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. graduated from Yale University in 1965, where he was elected to Phi Beta Kappa and was Chairman of the Yale Broadcasting Corporation. He received his J.D. degree from Harvard Law School in 1968. He joined the staff of WGBH Educational Foundation in 1970, was appointed General Manager in 1978, and was elected President and General Manager in 1984. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the

Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996. Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin. Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of the AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined the AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

Trustees Not Standing for Re-election:


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Name                                  Present Office with the Acquired Trust;
----                                   Principal Occupation or Employment and

                                                Directorships

                                      ----------------------------------------
--------------------------------------------------------------------------------
Horace B. Deets (61)*               Vice Chairperson and Trustee; Executive
                                    Director, AARP (1989 - Present). Mr. Deets
                                    serves on the Boards of an additional 4
                                    trusts whose funds are advised by Scudder
                                    Kemper.

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Carole Lewis Anderson (55)          Trustee; Principal, Suburban Capital
                                    Markets, Inc. (1995 - Present). Ms. Anderson
                                    serves on the Boards of an additional 4
                                    trusts whose funds are advised by Scudder
                                    Kemper.

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Adelaide Attard (69)                Trustee; Member, NYC Department of Aging
                                    Advisory Council (1995 - Present);
                                    Consultant, Gerontology Commissioner, County
                                    of Nassau, New York, Department of Senior
                                    Citizen Affairs (1971-1991). Ms. Attard
                                    serves on the Boards of an additional 4
                                    trusts whose funds are advised by Scudder
                                    Kemper.

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Robert N. Butler, M.D. (73)         Trustee; Director, International Longevity
                                    Center and Professor of Geriatrics and Adult
                                    Development; Chairman, Henry L. Schwartz
                                    Department of Geriatrics and Adult
                                    Development, Mount Sinai Medical Center
                                    (1982 - present). Dr. Butler serves on the
                                    Boards of an additional 4 trusts whose funds
                                    are advised by Scudder Kemper.

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Lt. Gen. Eugene P. Forrester (73)   Trustee; Lt. General (Retired), U.S. Army;
                                    International Trade Counselor (1983 -
                                    present); Consultant. Lt. Gen. Forrester
                                    serves on the Boards of an additional 4
                                    trusts whose funds are advised by Scudder
                                    Kemper.

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George L. Maddox, Jr. (74)          Trustee; Professor Emeritus and Director,
                                    Long Term Care Resources Program, Duke
                                    University Medical Center; Professor
                                    Emeritus of Sociology, Departments of
                                    Sociology and Psychiatry, Duke University.
                                    Mr. Maddox serves on the Boards of an
                                    additional 4 trusts whose funds are advised
                                    by Scudder Kemper.

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                                      -13-


--------------------------------------------------------------------------------
Robert J. Myers (87)                Trustee; Actuarial Consultant (1983-
                                    present). Mr. Myers serves on the Boards of
                                    an additional 4 trusts whose funds are
                                    advised by Scudder Kemper.

--------------------------------------------------------------------------------
James H. Schulz (63)                Trustee; Professor of Economics and Kirstein
                                    Professor of Aging Policy, Policy Center on
                                    Aging, Florence Heller School, Brandeis
                                    University. Mr. Schulz serves on the Boards
                                    of an additional 4 trusts whose funds are
                                    advised by Scudder Kemper.

--------------------------------------------------------------------------------
Gordon Shillinglaw (74)             Trustee; Professor Emeritus of Accounting,
                                    Columbia University Graduate School of

                                    Business. Dr. Shillinglaw serves on the

                                    Boards of an additional 4 trusts whose funds are advised by Scudder Kemper.

-------------------------------- -----------------------------------------------

* Nominee or Trustee considered by the Acquired Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Acquired Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Acquired Trust.

      Appendix 1 hereto sets forth the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees of the Acquired Trust and by the nominees for election.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

      A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Acquired Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Fund is managed in the best interests of its shareholders.

      The Trustees meet several times during the year to review the investment performance of each fund of the Acquired Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the 1999 Advisory Group Report on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters.

      The Board of the Acquired Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Acquired Trust has an Executive Committee, a Shareholder Service Committee and a Valuation Committee.

AUDIT COMMITTEE

      The Audit Committee reviews with management and the independent public accountants for each series of the Acquired Trust, among other things, the scope of the audit and the internal controls of each series of the Acquired Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Acquired Trust to the Board, reviews the independence of such firm, and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Acquired Trust.

      As suggested by the Advisory Group Report, the Acquired Trust's Audit Committee is comprised entirely of Independent Trustees, meets privately with the independent accountants of each series of the Acquired Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

Committee on Independent Trustees

      The Board of Trustees of the Acquired Trust has a Committee on Independent Trustees, comprised solely of Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies and reviewing matters relating to the Independent Trustees.

Attendance

      The full Board of Trustees of the Acquired Trust met six times, the Audit Committee met two times and the Committee on Independent Trustees met two times during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the Board and each committee on which he or she served as a regular member that were held during that period, except Horace B. Deets, Robert J. Myers and James H. Schulz, who attended 90%, 94% and 92%, respectively, of those meetings. In addition to these Board and committee meetings, the Trustees of the Acquired Trust attended various other meetings on behalf of the Acquired Trust during the year, including meetings with their independent legal counsel and informational meetings.

OFFICERS

        The following persons are officers of the Acquired Trust:


--------------------------------------------------------------------------------
                                Present Office with the
                               Acquired Trust; Principal      Year First Became
Name (Age)                     Occupation or Employment(1)    an Officer(2)
----------                     -------------------------      -----------------
Linda C. Coughlin (48)       Trustee and President;           2000
                             Managing Director of Scudder
                             Kemper

--------------------------------------------------------------------------------
William Glavin (41)          Vice President;                  1997
                             Senior Vice President of
                             Scudder Kemper

--------------------------------------------------------------------------------
Ann M. McCreary (43)         Vice President; Managing         1998
                             Director of Scudder Kemper

--------------------------------------------------------------------------------
James Masur (39)             Vice President; Senior Vice      1999
                             President of Scudder Kemper
--------------------------------------------------------------------------------
John Millette (37)           Vice President and Assistant     1999
                             Secretary; Assistant Vice
                             President of Scudder Kemper

--------------------------------------------------------------------------------
James W. Pasman (47)         Vice President; Senior Vice      1996
                             President of Scudder Kemper

--------------------------------------------------------------------------------
Kathryn L. Quirk (47)        Vice President and Secretary;    1997
                             Managing Director of Scudder
                             Kemper
--------------------------------------------------------------------------------
John Hebble (41)             Treasurer; Senior Vice           1997
                             President, Scudder Kemper
--------------------------------------------------------------------------------

----------
(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Acquired Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

      The Acquired Trust pays each Independent Trustee an annual Trustee's fee for each series of the Acquired Trust plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of any series of the Acquired Trust. As of April 1, 1999, each Independent Trustee receives an annual Trustee's fee of $12,000. (Prior to April 1, 1999, the annual Trustee's fee was $10,000.) Each Independent Trustee also receives fees of $175 per fund for attending each meeting of the Board and between $80 and $150 per fund (depending on meeting type) for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Acquired Trust and Scudder Kemper, or any of its other affiliates. The newly-constituted Board may determine to change its compensation structure.

      The Independent Trustees of the Acquired Trust are not entitled to benefits under any pension or retirement plan. A one-time benefit, however, will be provided to those Independent Trustees who are not standing for re-election in a amount equal to twice a Trustee's calendar year 1999 compensation from the Acquired Trust. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.

      Scudder Kemper supervises the Acquired Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Acquired Trust and receives a management fee for its services. Several of the Acquired Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Acquired Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Board and committee meetings.

      The following Compensation Table provides in tabular form the following data:

      COLUMN (1) All Trustees who receive compensation from the Acquired Trust.

      COLUMN (2) Aggregate compensation received by each Trustee of the Acquired Trust during calendar year 1999.

      COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

COMPENSATION TABLE


---------------------------------------------------------------------
Trustees                  Aggregate               Total Compensation
                          Compensation (number    from Fund Complex*
                          of funds)               Paid to Trustee
---------------------------------------------------------------------
Carole Lewis Anderson     $20,280 (5 funds)       $40,935  (16 funds)
---------------------------------------------------------------------
Adelaide Attard           $19,013 (5 funds)       $38,375  (16 funds)
---------------------------------------------------------------------
Robert N. Butler          $17,271 (5 funds)       $34,855  (16 funds)
---------------------------------------------------------------------
Edgar R. Fiedler          $16,013 (5 funds)       $54,495  (17 funds)
---------------------------------------------------------------------
Eugene P. Forrester       $20,280 (5 funds)       $40,935  (16 funds)
---------------------------------------------------------------------
George L. Maddox, Jr.     $20,280 (5 funds)       $40,935  (16 funds)
---------------------------------------------------------------------
Robert J. Myers           $18,838 (5 funds)       $38,200  (16 funds)
---------------------------------------------------------------------
James H. Schulz           $18,381 (5 funds)       $37,095  (16 funds)
---------------------------------------------------------------------
Gordon Shillinglaw        $23,208 (5 funds)       $44,280  (16 funds)
---------------------------------------------------------------------
Jean Gleason Stromberg    $20,276 (5 funds)       $40,935  (16 funds)
---------------------------------------------------------------------

* The Fund Complex includes two funds for which the Trustees serve without compensation.

           THE BOARD OF TRUSTEES OF AARP GROWTH TRUST RECOMMENDS THAT
  THE SHAREHOLDERS OF AARP BALANCED STOCK AND BOND FUND VOTE FOR EACH NOMINEE.

                             PROPOSAL 2: APPROVAL OF
                      AGREEMENT AND PLAN OF REORGANIZATION

I. SYNOPSIS

      The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

INTRODUCTION

      The Board of the Acquired Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for AARP Shares; (b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (c) the abolition of the Acquired Fund as a series of the Acquired Trust. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the AARP Shares and will hold, immediately after the Reorganization, AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

      Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy many of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. See "Purchase, Redemption and Exchange Information."

BACKGROUND OF THE REORGANIZATION

      The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. Scudder Kemper seeks to offer the full lineup of the Scudder Family of no-load funds to members of the AARP Investment Program. The expanded offering should position the AARP Investment Program to meet the increasingly diverse needs of current and prospective AARP members.

      Scudder Kemper and AARP have advised the Board that they believe that the proposed changes in the AARP Investment Program from Scudder are in the interests of shareholders of the funds offered through the AARP Investment Program (the "AARP Funds") and AARP members: the Program would consist of forty-three no-load funds compared with the current sixteen and would retain its separate identity with separate statements and lower minimum investments for participating shareholders; six core funds would continue to have a risk managed strategy; education will remain a focus of Scudder Kemper; and AARP will continue to be involved with the Program and is proposed to have board representation.

      As part of this initiative, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the AARP Funds, all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. The Reorganization is also expected to result in lower operating expenses for Acquired Fund shareholders, as described in "Comparison of Expenses" below.

      There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for most of the no-load funds advised by Scudder Kemper would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

      As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for payment by the Acquiring Fund of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that a fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Acquiring Fund implement such an administrative fee upon the Closing, as described in "Administrative Fee" below.

      The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

REASONS FOR THE PROPOSED REORGANIZATION; BOARD APPROVAL

      Since receiving Scudder Kemper's proposals on September 22, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction - Board Approval of the Proposed Transaction" below.

      The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

- LOWER EXPENSES. If the Reorganization is approved, Acquired Fund shareholders may benefit from lower total Fund operating expenses. Please refer to "Comparison of Expenses" below.

- GREATER PREDICTABILITY OF EXPENSES. On or prior to Closing, the Acquiring Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund, and most Acquiring Fund expenses, in return for payment by the Acquiring Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's expense ratio attributed to any increases in the costs of providing these services.

- OPPORTUNITY FOR HIGHER RETURN. The Acquiring Fund does not have reducing downside risk as part of its objective. The Acquiring Fund may provide an opportunity for a higher level of return, with greater risk, than the Acquired Fund, although there can be no assurances in this regard. The Acquiring Fund has outperformed the Acquired Fund over the past one, three, and five year periods, and has been in the top quartile of all funds in the Lipper Balanced Funds category for each of those periods.

- SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although the combined fund will not have the Acquired Fund's current policy of seeking to reduce downside risk, the combined fund will continue to seek a balance of growth and income by investing in a mix of stocks and bonds.

- TAX-FREE REORGANIZATION. Shareholders of the Acquired Fund will exchange their shares for shares of the Acquiring Fund of equal value. It is expected that the transaction will be tax-free for Acquired Fund shareholders.

      For these reasons, as more fully described below under "The Proposed Transaction - Board Approval of the Proposed Transaction," the Trustees of the Acquired Trust, including the Independent Trustees, have concluded that:

- the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

- the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

      ACCORDINGLY, THE TRUSTEES RECOMMEND APPROVAL OF THE PLAN EFFECTING THE REORGANIZATION. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

      Although the investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either Fund) are similar, there are differences between the Acquired Fund and the Acquiring Fund. The investment objective of the Acquiring Fund is to seek a balance of growth and income from a diversified portfolio of equity and fixed-income securities. The Acquiring Fund also seeks long-term preservation of capital through a quality-oriented investment approach designed to reduce risk. The investment objective of the Acquired Fund is to provide long-term capital growth and income while actively seeking to reduce downside risk as compared with other balanced mutual funds. There can be no assurance that either Fund will achieve its investment objective. Both Funds are managed in a substantially similar manner, except that the Acquired Fund seeks to reduce downside risk. The Acquired Fund seeks to reduce downside risk by diversifying widely among industries and companies and by investing significantly in dividend-paying stocks. The Acquired Fund's bond investments are also diversified by maturity, credit quality and industry.

      The Acquiring Fund normally invests from 50% to 75% of its net assets in common stocks and other equity securities, and 25% to 50% of its net assets in fixed-income securities. The Acquiring Fund will invest at least 25% of its net assets in fixed-income senior securities at all times. The Acquired Fund can invest up to 70% of its net assets in equity securities, and invests at least 30% of its net assets in fixed-income securities or cash at all times.

      The Acquiring Fund principally invests in equity securities of medium-to-large size domestic companies with annual revenues or market capitalizations of a least $1 billion with consistent and above-average rates of growth and above-average financial quality which offer, in the opinion of the Investment Manager, the prospect for above-average growth in earnings, capital and price appreciation. At least 65% of the value of the Acquiring Fund's common stocks will be of issuers which qualify, at the time of purchase, for one of the three highest equity earnings and dividends ranking categories. The Acquiring Fund's remaining assets are allocated to investment-grade bonds and other fixed-income securities, including cash reserves. At least 75% of the value of the Acquiring Fund's debt securities must be rated within the three highest quality ratings of Standard & Poor's Ratings Services or Moody's Investors Services.

      The Acquired Fund principally invests in a mix of stocks with above-average dividend yields and which, in the opinion of the Investment Manager, offer the opportunity for capital growth and growth of earnings, high-quality bonds and cash reserves. The Acquired Fund does not invest in securities issued by tobacco-producing companies and has a stated goal of educating shareholders on investment topics affecting their lives.

      Each Fund may invest in certain securities in which the other Fund does not. The Acquiring Fund may invest in indexed securities, illiquid securities, reverse repurchase agreements and dollar-roll transactions. The Acquired Fund may invest in trust preferred securities and restricted securities issued in private placements. The Acquiring Fund, while limited to 5% of assets committed to strategic transactions entered into for non-hedging purposes, may make more use of such transactions. For temporary defensive purposes, each Fund may invest without limit in cash and in other money market and short-term instruments. The Acquired Fund may make only limited use of strategic transactions.

      The Acquiring Fund's investment restrictions, as set forth in its Statement of Additional Information, are identical to the Acquired Fund's investment restrictions, except that the Acquiring Fund may not, as a non-fundamental policy, lend portfolio securities in an amount greater than 5% of its total assets. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective Statements of Additional Information of the Acquiring Fund and the Acquired Fund for a fuller description of each Fund's investment policies and restrictions.

PORTFOLIO TURNOVER

      The average annual portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended December 31, 1999 (i.e., prior to the creation of AARP Shares) was 102.3%. The average annual portfolio turnover rate for the Acquired Fund for the fiscal year ended September 30, 1999 was 47.6%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

PERFORMANCE

      The following table compares the investment performance of each Fund, and may provide some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and how the Fund's average annual return for the periods indicated compare with those of a broad measure of market performance. Neither Fund's past performance is an indication of how the Fund will perform in the future.

                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDING DECEMBER 31, 1999


-------------------------------------------------------------------------------------------------
                                                                                     3-Month U.S.
                                                                                       Treasury
                      Acquiring Fund+  Acquired Fund      S&P 500**      LBAB***         Bill#
                      --------------   -------------      -------        ----            ------
-------------------------------------------------------------------------------------------------
Past year                 13.46%            2.87%          21.04%        (0.82%)         4.72%

-------------------------------------------------------------------------------------------------
Past 5 years              18.94%           13.54%          28.56%         7.72%          5.10%
-------------------------------------------------------------------------------------------------
Since Inception*          13.47%             N/A           21.52%         6.42%          4.69%
-------------------------------------------------------------------------------------------------
Since Inception++           N/A            11.02%          21.67%         6.21%          4.72%
-------------------------------------------------------------------------------------------------

+ AARP Shares were not offered during the periods covered. Performance shown is for shares of the Acquiring Fund existing during the periods covered.

* The inception date for the Acquiring Fund is January 4, 1993.

++ The inception date for the Acquired Fund is February 1, 1994.

** The Standard & Poor's Composite Stock Price Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*** The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

      Total return for the Acquiring Fund would have been lower during all periods if the Investment Manager had not maintained expenses.

      For management's discussion of the Acquiring Fund's performance for the fiscal year ended December 31, 1999 (prior to the creation of AARP Shares), see Exhibit B attached hereto.

INVESTMENT MANAGER; FEES AND EXPENSES

      Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

      The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquiring Fund. For these services, the Acquiring Fund pays the Investment Manager a fee at an annual rate of 0.70% of average daily net assets. As of December 31, 1999, the Acquiring Fund had total net assets of $573,599,587. For the fiscal year ended December 31, 1999, the Acquiring Fund paid the Investment Manager a fee of 0.70% of average daily net assets.

      Scudder Kemper has proposed a new investment management agreement for the Acquiring Fund. The proposed new investment management agreement includes a new fee rate, which, at all asset levels, is lower than the current rate applicable to the Acquiring Fund. The proposed new fee rate is 0.47% of the first $1.5 billion of average daily net assets, 0.445% of the next $500 million, and 0.42% on average daily net assets in excess of $2 billion. Each of the effectiveness of the new investment management agreement for the Acquiring Fund and the Closing is contingent upon the other.

      The Investment Manager receives a fee pursuant to the investment management agreement as compensation for its services on behalf of the Acquired Fund. Pursuant to the Acquired Fund's investment management agreement, the fee payable to Scudder Kemper is calculated using a formula based in part on the combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust. The Acquired Fund currently pays the Investment Manager a fee at an annual rate of 0.47% of average daily net assets. The fee for the Acquiring Fund is calculated in a different manner than is currently used for the Acquired Fund. Unlike the fee for the Acquired Fund, the Acquiring Fund's fee will not go up or down based on the net assets of other funds managed by the Investment Manager. As of September 30, 1999, the Acquired Fund had total net assets of $681,933,451. For the fiscal year ended September 30, 1999, the Acquired Fund paid the Investment Manager a fee of 0.47% of average daily net assets. The Investment Manager pays a portion of its management fee from the Acquired Fund to AARP Financial Services Corporation ("AFSC") in return for advice and other services relating to AARP Fund investment by AARP members. The fee paid to AFSC is calculated on a daily basis as a percentage of the combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust, and decreases with the size of the AARP Investment Program. The fee rate is 0.07% for the first $6 billion, 0.06% for the next $10 billion and 0.05% thereafter.

ADMINISTRATIVE FEE

      On or prior to the Closing, the Acquiring Fund will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the

Acquiring Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above) in exchange for the payment by the Acquiring Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. One effect of this arrangement is to make the Acquiring Fund's future expense ratio more predictable. The details of the proposal (including expenses that are not covered) are set out below.

      Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Acquiring Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Acquiring Trust's trustees. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Acquiring Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Acquiring Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Acquiring Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Acquiring Fund and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for the Acquiring Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Acquiring Fund pays the fees and expenses associated with these service arrangements, as well as the Acquiring Fund's insurance, registration, printing, postage and other costs.

      Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to the Acquiring Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Acquiring Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Acquiring Fund will pay Scudder Kemper the Administrative Fee.

      The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Acquiring Trust's trustees. The fee payable by the Acquiring Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Acquiring Fund's custodian for cash balances.

      Certain expenses of the Acquiring Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Acquiring Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

COMPARISON OF EXPENSES

      The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Acquiring Fund, and comparing these with the expenses of the Acquired Fund. As indicated below, it is expected that the total expense ratio of the Acquiring Fund will be substantially lower than the current expense ratio of the Acquired Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets for the twelve months ended October 31, 1999 and on a pro forma basis as of that date and for the period then ended, giving effect to the Reorganization. Information in the tables and examples relating to the Acquiring Fund relates to the Acquiring Fund as a whole prior to the creation of the AARP

Shares. Pro Forma information in the tables and examples relates to the AARP Shares and the Class S shares class of the Acquiring Fund.

                        SHAREHOLDER TRANSACTION EXPENSES


------------------------------------------------------------------------------------------
                                                                               Pro Forma
                                    Acquiring Fund        Acquired Fund        (Combined)
------------------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases (as a
percentage of offering price)            None                 None                None

------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (as a percentage of
purchase price or redemption

proceeds)                                None                 None                None

------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) imposed on reinvested

dividends                                None                 None                None

------------------------------------------------------------------------------------------
Redemption fee (as a percentage

of amount redeemed, if                   None                 None                None
applicable)+

------------------------------------------------------------------------------------------


                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

------------------------------------------------------------------------------------------
                                                                           Pro Forma*
                                   Acquiring Fund    Acquired Fund         (Combined)
------------------------------------------------------------------------------------------
Management fees                        0.70%             0.47%                0.47%

------------------------------------------------------------------------------------------
Distribution and/or service

(12b-1) fees                            None             None                  None

------------------------------------------------------------------------------------------
Other expenses                         0.57%             0.41%                0.30%

------------------------------------------------------------------------------------------
Total annual Fund operating

expenses                               1.27%            0.88%                 0.77%

------------------------------------------------------------------------------------------

+ There is a $5 wire service fee for receiving redemption proceeds via wire.

       * Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

       In evaluating the Proposals, the Independent Trustees focused their consideration on the Acquiring Fund's and the Acquired Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at the date, and other relevant factors. This calculation resulted in an estimated expense ratio of 1.25% for the Acquiring Fund and 0.86% for the Acquired Fund.

                              EXAMPLES (UNAUDITED)

        Based on the costs above, the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


--------------------------------------------------------------------------------
                                                              Pro Forma
Year               Acquiring Fund      Acquired Fund         (Combined)**
----               --------------      -------------         ----------
--------------------------------------------------------------------------------
1st                     $129                $90                  $79

--------------------------------------------------------------------------------
3rd                     $403               $281                  $246

--------------------------------------------------------------------------------
5th                     $697               $488                  $428

--------------------------------------------------------------------------------
10th                   $1,534             $1,084                 $954

--------------------------------------------------------------------------------

**Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

FINANCIAL HIGHLIGHTS

      The financial highlights table for the Acquiring Fund prior to the creation of the AARP Shares, which is intended to help you understand the Acquiring Fund's financial performance for the past five years, is included in the Acquiring Fund's prospectus dated April 12, 2000, which is included herewith and incorporated herein by reference.

DISTRIBUTION OF SHARES

      Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring

Fund shareholders will continue to be able to purchase shares of funds in the Scudder Family of Funds on a no-load basis.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

      The purchase, redemption and exchange procedures and privileges of the Acquired Fund are identical to those that will be in place for the AARP Shares, except that Acquired Fund shareholders may exchange Acquired Fund shares only into AARP Funds, while AARP Shares shareholders will be able to exchange AARP Shares into AARP Shares of any fund within the Scudder Family of Funds on a no-load basis.

      The minimum balance for non-retirement accounts investing in the AARP Shares will be $1,000, which is higher than the minimum balance for non-retirement accounts investing in the Acquired Fund. The minimum balance for Individual Retirement Accounts ("IRAs") investing in AARP Shares will be $500, as compared to $250 for the Acquired Fund. However, Acquired Fund non-retirement account shareholders receiving AARP Shares as a result of the Reorganization will only be required to meet the Acquired Fund's $500 minimum balance requirement for non-retirement accounts and Acquired Fund IRA shareholders receiving AARP Shares as a result of the Reorganization will only be required to meet the Acquired Fund's $250 minimum balance requirement for IRAs. AARP Share shareholders will not currently be charged an annual fee for accounts that fall below the $1,000 minimum balance nor will such sub-minimum accounts currently be subject to involuntary redemption by the Acquiring Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Each of the Funds intends to distribute dividends from its net investment income in March, June, September and December of each year. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

      If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

TAX CONSEQUENCES

      As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Consequences."

II. PRINCIPAL RISK FACTORS

      Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risks applicable to each Fund include, among others, management risk, market risk, and, to the extent the Fund invests in bonds, risk associated with interest rates and risk associated with credit quality. Management risk refers to the fact that securities selected by Scudder Kemper on behalf of a Fund might not perform as well as the securities held by other mutual funds. Market risk refers to the fact that the market values of common stock can fluctuate based on business performance of the issuing companies, investor perception and general economic or financial market movements. If certain sectors or securities don't perform as the portfolio managers expect, a Fund could substantially underperform other balanced mutual funds or lose money. For example, the Acquiring Fund places greater emphasis on "growth" equity securities than does the Acquired Fund, and will suffer greater losses to the extent these securities underperform other types of investments. Risk associated with interest rates refers to the link between interest rates and debt security performance. A rise in interest rates generally means a fall in bond prices, and therefore in the value of the debt securities in the portfolio of a Fund. Risk associated with credit quality refers to the fact that, if a portfolio debt security declines in credit quality or goes into default, it could hurt a Fund's performance. Also, investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. This risk may be particularly acute for the Acquiring Fund, which generally invests a larger portion of its assets in high yield securities than does the Acquired Fund. Because the Acquiring Fund does not actively seek to reduce downside risk as compared with other balanced mutual funds, it may present more significant risks than the Acquired Fund in a weak market.

      For a further discussion of the investment techniques and risk factors applicable to the Acquired Fund and the Acquiring Fund, see the "Investment Objectives, Policies and Restrictions of the Funds" herein, and the Prospectuses and Statements of Additional Information for the Funds, which are incorporated by reference herein.

III. THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

      As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional AARP Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the AARP Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished as a series of the Acquired Trust.

      Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund immediately as of the close of business on the Valuation Date. Such shares will be held in an account with the Acquiring Trust identical in all material respects to the account currently maintained by the Acquired Trust for such shareholder, except as noted above. In the interest of economy and convenience, AARP Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

      Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent after the Closing will be treated as requests received for the redemption of AARP Shares received by the shareholder in connection with the Reorganization.

      The obligations of each Trust on behalf of each of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

      Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $313,877 for the Acquiring Fund and $582,380 for the Acquired Fund (approximately $0.0116 and $0.0171 per share, respectively, based on December 31, 1999 net assets for each Fund).

BOARD APPROVAL OF THE PROPOSED TRANSACTION

      Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on September 22, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors, see "Synopsis Background of the Reorganization". This initiative includes four major components:

      (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

      (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

      (iii) The implementation of an administration agreement for each fund, covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

      (iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

      The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the September 22 meeting, the Independent Trustees met in person or by telephone on a number of occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

      Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

      On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. At the February 7, 2000 meeting, the Independent Trustees also agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

      In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios; (d) the agreement by Scudder Kemper to provide services to the Acquiring Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization; (g) prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Acquired Fund, the Acquiring Fund and their respective shareholders; and (i) the investment performance of the Acquired Fund and the Acquiring Fund.

      The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of the Acquiring Fund's Administrative Fee for an initial three-year period. Because the Acquiring Fund will pay only its stated Administrative Fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will be protected from increases in the Acquiring Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

      The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is substantially lower than the current expense ratio for the Acquired Fund. The Board also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue substantially similar investment goals in a larger fund.

      Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as Trustees of these funds.

      Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

      The Acquiring Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series. The Acquiring Fund is one of four series of the Acquiring Trust that the Board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The Trustees of the Acquiring Trust have authorized the division of the Acquiring Fund into two classes, Class S shares and AARP Shares. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as Class S shares of the Acquiring Fund. If AARP Shares are not created prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

      Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote. The Acquiring Trust is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In the event that shareholders of the Acquiring Trust wish to communicate with other shareholders concerning the removal of any Trustee, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

      In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

      The Reorganization is conditioned upon the receipt by the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring

Fund in exchange solely for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the AARP Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the AARP Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the AARP Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of AARP Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

      After the Closing, the Acquiring Fund may dispose of certain securities received by it from the Acquired Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

      While the Acquired Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Capitalization

      The following table shows on an unaudited basis the capitalization of each Fund as of October 31, 1999 (i.e., prior to the creation of AARP Shares), and on a pro forma basis as of that date giving effect to the Reorganization:


------------------------------------------------------------------------------------------------------
                                                                      PRO FORMA        PRO FORMA
                              ACQUIRING FUND      ACQUIRED FUND      ADJUSTMENTS       COMBINED(1)
                              --------------      -------------      -----------       --------
------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------
Class S Shares                    $538,736,461                         (313,877)(3)      $538,422,584
------------------------------------------------------------------------------------------------------
AARP Shares                                          $685,178,567      (582,380)(4)      $684,596,187
------------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $1,223,018,771(2)
------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------
Class S Shares                      26,799,863                                             26,799,863
------------------------------------------------------------------------------------------------------
AARP Shares                                            34,605,226         (528,761)        34,076,465
------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER
SHARE
------------------------------------------------------------------------------------------------------
Class S Shares                          $20.10                                                 $20.09
------------------------------------------------------------------------------------------------------
AARP Shares                                                $19.80                              $20.09
------------------------------------------------------------------------------------------------------

(1) Assumes the Reorganization had been consummated on October 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund.

(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Acquiring Fund.

(4) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Acquired Fund.

 THE BOARD OF TRUSTEES OF AARP GROWTH TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
       AARP BALANCED STOCK AND BOND FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

     PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

      The Board of the Acquired Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

 THE BOARD OF TRUSTEES OF AARP GROWTH TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
       AARP BALANCED STOCK AND BOND FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS

      Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

      The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the Securities and Exchange Commission. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statements of Additional Information for the Acquiring Trust and the Acquired Trust, materials that are incorporated by reference into the prospectuses and Statements of Additional Information, and other information about the Acquiring Trust, the Acquired Trust and the Funds.

INTERESTS OF CERTAIN PERSONS

      The Investment Manager has a financial interest in the Reorganization, arising from the fact that its fee under its investment management agreement with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases. The amount of those assets will increase by virtue of the Reorganization. See "Synopsis - Fees and Expenses."

GENERAL

      Proxy Solicitation. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter. Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

      The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Acquired Trust (for a trust-wide vote) or the Acquired Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a trust-wide vote) or the Acquired Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the Meeting.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a "no" vote on Proposals 2 and 3.

      Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 (the "Record Date") will be entitled to one vote per share on all business of the Meeting. As of [date], there were ____________ shares of the Acquired Fund outstanding.

      As of [date], the officers and Trustees of the Acquiring Trust as a group owned beneficially [less than 1%][__%] of the outstanding shares of the Acquiring Fund. [Appendix 2 hereto sets forth the beneficial owners of at least 5% of each Fund's shares.] To the best of each Trust's knowledge, as of _______________, no person owned beneficially more than 5% of either Fund's outstanding shares[, except as stated on Appendix 2.]

      Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $79,920. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

      Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

      SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

      OTHER MATTERS TO COME BEFORE THE MEETING. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Acquired Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

[signature]
Kathryn L. Quirk
Secretary

                                INDEX OF EXHIBITS

EXHIBIT A:    AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT B:    MANAGEMENT'S DISCUSSION OF THE ACQUIRING FUND'S PERFORMANCE FOR
              ITS MOST RECENT FISCAL YEAR.

EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________, 2000, by and between Scudder Portfolio Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Scudder Balanced Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and AARP Growth Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of AARP Balanced Stock and Bond Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust. The principal place of business of each Trust is Two International Place, Boston, Massachusetts 02110-4103

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($.01 par value per share) of the AARP Shares class of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

      1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

      1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

      1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

      1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2. VALUATION

      2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

      2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

      2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

      2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3. CLOSING AND CLOSING DATE

      3.1. The Closing of the transactions contemplated by this Agreement shall be August 28, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m.., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

      3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

      3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

      3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

      4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result, in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended

September 30, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since September 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired
Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

      4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since December 31, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund).

      (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include
(i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and
(b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

      5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

      5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 11, 2000.

      5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

      5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

      5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

      5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume the liabilities from the Acquired Fund.

      5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

      6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

      6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

      6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

      6.5 The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper"), each in a form reasonably satisfactory to the Acquired Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

      7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

      7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

      7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

      7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

      7.6 The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9. INDEMNIFICATION

      9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

      10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

      10.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $313,877 for the Acquiring Fund and $582,380 for the Acquired Fund (approximately $0.0116 and $0.0171 per share, respectively, based on December 31, 1999 net assets for each Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. The Acquired Fund shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

      12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before August 28, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      15.4. References in this Agreement to each Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

      Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of theTrusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

      15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                     AARP GROWTH TRUST
                                            on behalf of AARP Balanced Stock
                                            and Bond Fund
-------------------------
Secretary

                                            ------------------------------
                                            By:
                                                --------------------------
                                            Its:
                                                --------------------------

Attest:                                     SCUDDER PORTFOLIO TRUST
                                            on behalf of Scudder Balanced Fund

-------------------------
Secretary
                                            ------------------------------
                                            By:
                                               ---------------------------
                                            Its:
                                                --------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.

------------------------------------
By:
   ---------------------------------
Its:
    --------------------------------

EXHIBIT B

Scudder Balanced Fund
Annual Report
December 31, 1999

--------------------------------------------------------------------------------


Portfolio Management Discussion

--------------------------------------------------------------------------------
                                                               December 31, 1999

In the following interview, portfolio manager Gary Langbaum discusses the recent market environment and the strategy of Scudder Balanced Fund in the twelve-month period ended December 31, 1999.

Q: The stock market produced another stellar year in 1999, but bonds lagged. What were some of the key factors driving market performance?

A: The potent combination of favorable liquidity factors, stronger than expected economic growth, and a powerful rise in corporate earnings helped propel the U.S. stock market to strong gains in 1999, the fifth consecutive year in which the S&P 500 has delivered a total return of over 20%. The Nasdaq average rose 85.6% behind the incredible gains in technology stocks, which once again benefited from investors' emphasis on earnings growth over valuation. Bonds, on the other hand, posted poor performance due to persistent fears of inflation and three interest rate hikes by the U.S. Federal Reserve. The yield on the benchmark 30-year Treasury issue rose from 5.10% to 6.48% in 1999 (as its price fell), its second worst performance since 1973. However, certain sectors of the bond market -- such as mortgage-backed securities and high-yield corporates -outperformed government issues.

Q: How did the fund perform in this environment?

A: For the twelve months ended December 31, 1999, the fund returned 13.46%, beating the 11.99% return of its unmanaged benchmark, which is a combination of the S&P 500 (60%) and the Lehman Brothers Aggregate Bond Index (40%). The equity portion of the portfolio produced a return of 25.46%, which beat the 21.04% return of the S&P 500. The fund's 13.46% return stacked up well against the 8.72% average return of funds in the balanced category, as calculated by Lipper Analytical Services. The fund has performed well against its peers over the long term, as well. Its total return through December 31 placed it in the top 23%, 10%, and 19% of comparable funds over the one-, three-, and five-year periods, respectively.

Q: What was your strategy with respect to the equity portion of the portfolio?

A: Fund strategy has been shaped by our strongly bullish view on the stock market. We held a larger than normal weighting in equities, and were well-positioned to capitalize on the rally in technology stocks. Performance has been boosted by our holdings in a number of the large cap tech stocks that led the market in 1999, such as Microsoft, Oracle, Applied Materials, Motorola, America Online, and Sun Microsystems. The fund's equity position has also been buoyed by its holdings in broadcasting, retail, and biotechnology, but its positions in pharmaceuticals and financials lagged.

We employ a strategy known as "GARP," which stands for "growth at a reasonable price." Essentially, we are using a value-oriented approach to select what we see as the strongest candidates from a growth universe. Utilizing a quantitative discipline, we evaluate current and potential holdings based on their fundamental strengths, sustainability of earnings, and valuations. In the process, we screen out stocks whose valuations have climbed to what we see as excessive levels with respect to their growth potential, a condition that usually increases their vulnerability to earnings disappointments. In our view, good companies with superior long-term growth characteristics are worth more than less reliable companies that are often "cheap" for a reason. However, we are very conscious of valuation, and have been reducing our positions in the types of high-octane stocks that drove market performance in 1999.

Q: What are some individual companies that performed well for the fund?

A: The retail sector provided mixed returns in 1999, but we benefited from our positions in two of the best performers in the group: Wal-Mart and Home Depot. The top players in their respective categories, both companies continue to produce outstanding earnings growth and same-store sales figures. While higher interest rates are usually a negative for retailers, we believe that Wal-Mart and Home Depot will remain two of the best long-term retail stories even if growth slows from its current pace. Both companies sell at a premium multiple in relation to their peer group, but we believe they are worth it given their outstanding track records.

Our selection of some of the top-performing stocks in the media sector also provided a boost to fund performance. An example of a company that has done well for us is Clear Channel Communications, which owns and operates radio stations across the United States. The company has been a direct beneficiary of the "dot.com" fever, since many of the Internet companies that have gone public over the past year have put the cash to work by launching aggressive marketing campaigns. The ensuing increase in demand for advertising time -- a product for which there is a relatively stable supply -- has been a windfall for radio companies like Clear Channel. Even after the company's outstanding performance in 1999, we remain optimistic on its prospects due to its strong management, outstanding execution, and history of steady earnings growth.

Q: Where have you found opportunities on the fixed income side?

A: Even though bonds produced poor performance over the course of the year, we gained an incremental advantage by being well-positioned within the sector. At the end of the second quarter, we increased our weighting in corporate bonds when yields reached attractive levels in relation to Treasuries. As Y2K fears dissipated in the second half of the year, corporates held up well even as the interest rate environment deteriorated. The fund gained particularly strong performance from its fixed income holdings in the energy and telecommunications sectors.

As the year drew to a close, we cut back on our holdings in corporates and added to our weighting in Treasuries. We made this move in order to increase our flexibility with respect to the fund's duration. While the duration of the portfolio (or interest rate sensitivity) is neutral at the present time, we are preparing for a shift in the interest rate outlook later in 2000 when the threat of further rate hikes by the Federal Reserve begin to diminish. Since it is much easier to make adjustments to the portfolio when it has a larger position in Treasuries -- which are more liquid than corporates -- we feel this move will make it easier for us to take advantage of the shifts in the interest rate environment that we see occurring in the first half of 2000.

Q: What is your outlook for the year ahead?

A: We believe that the key variable could be November's elections. In recent years, the markets have performed best in periods when there is a spilt government; in other words, when different parties are in control of Congress and the White House. If we were to see a return of one-party government in favor of either the Democrats or the Republicans, the change in the political environment may have a negative impact on individual sectors of the market. For example, the Democrats may attempt to pass a comprehensive health care bill, which in turn would be likely to depress pharmaceutical stocks. We believe that as the interest rate picture becomes clearer toward mid-year, these political issues will move to the forefront of the markets' attention.

Nevertheless, we remain bullish on the outlook for the stock market. Although it is likely that we will see an even higher level of volatility than last year, we believe that the fundamental underpinnings of the stock market -- increasing productivity, strong economic growth, and rising corporate earnings -- remain in place. On the fixed income side, we feel that bonds are poised for a rebound following their poor performance in 1999. Once the end of the Fed's current tightening cycle is in sight, the pressure that has been on the bond market for the past year will be eased, making investors more inclined to take advantage of the high real yields that currently exist. Despite our expectation for a more challenging investment environment in the coming months, we are confident that the combination of solid growth stocks and high-quality bonds will position the portfolio for long-term outperformance.

Performance Update

--------------------------------------------------------------------------------
                                                               December 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE


     Scudder Balanced Fund      S&P 500 Index*              LBAB Index*
     1/31/93**    10000         1/31/93**     10000         1/31/93**    10000
            93    10412                93     10915                93    10768
            94    10164                94     11059                94    10454
            95    12855                95     15214                95    12386
            96    14339                96     18707                96    12833
            97    17605                97     24951                97    14075
            98    21319                98     32083                98    15295
            99    24188                99     38834                99    15167

                        Yearly periods ended December 31

--------------------------------------------------------------------------------
Fund Index Comparison

--------------------------------------------------------------------------------


                                                           Total Return

                              Growth of                                  Average
Period ended 12/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Balanced Fund
--------------------------------------------------------------------------------
1 year                        $ 11,346               13.46%              13.46%
--------------------------------------------------------------------------------
5 year                        $ 23,799              137.99%              18.94%
--------------------------------------------------------------------------------
Life of Fund**                $ 24,188              141.88%              13.47%
--------------------------------------------------------------------------------
S&P 500 Index (60%) and LBAB Index (40%)*
--------------------------------------------------------------------------------
1 year                        $ 11,199               11.99%              11.99%
--------------------------------------------------------------------------------
5 year                        $ 24,971              149.71%              20.07%
--------------------------------------------------------------------------------
Life of Fund**                $ 27,029              170.29%              15.46%
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operation on January 4, 1993. Index comparisons begin
   January 31, 1993.

                                   APPENDIX 1

FUND SHARES OWNED BY NOMINEES AND TRUSTEES

         Many of the Nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each Nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each Nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. [Each Nominee's and Trustee's individual shareholdings of any series of the Acquired Trust constitute less than 1% of the shares outstanding of such fund.] [As a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust.]

----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
                                  AARP           AARP          AARP
                                BALANCED        CAPITAL       GLOBAL          AARP         AARP         AARP SMALL      AARP U.S.
                                STOCK AND       GROWTH        GROWTH       GROWTH AND   INTERNATIONAL    COMPANY         STOCK
                                BOND FUND        FUND          FUND        INCOME FUND   STOCK FUND     STOCK FUND     INDEX FUND
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Carole Lewis Anderson(1)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Adelaide Attard(2)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Henry P. Becton, Jr.(3)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Robert N. Butler, M.D.(4)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Linda C. Coughlin(5)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Horace B. Deets(6)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Dawn-Marie Driscoll(7)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Edgar R. Fiedler(8)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Lt. Gen. Eugene P.
Forrester(9)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Keith R. Fox(10)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
George L. Maddox, Jr.(11)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Robert J. Myers(12)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
James H. Schulz(13)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Gordon Shillinglaw(14)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Joan Edelman Spero(15)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Jean Gleason Stromberg(16)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Jean C. Tempel(17)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
Steven Zaleznick(18)
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------
[All Trustees and Officers
as a Group]
----------------------------- ------------- -------------- ------------- ------------- -------------- ------------- ---------------

(1) As of January 31, 2000, Ms. Anderson's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(2) As of January 31, 2000, Ms. Attard's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(3) As of January 31, 2000, Mr. Becton's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(4) As of January 31, 2000, Dr. Butler's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(5) As of January 31, 2000, Ms. Coughlin's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(6) As of January 31, 2000, Mr. Deets's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(7) As of January 31, 2000, Ms. Driscoll's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(8) As of January 31, 2000, Mr. Fiedler's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(9) As of January 31, 2000, Lt. Gen. Forrester's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(10) As of January 31, 2000, Mr. Fox's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(11) As of January 31, 2000, Mr. Maddox's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(12) As of January 31, 2000, Mr. Myers's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(13) As of January 31, 2000, Mr. Schulz's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(14) As of January 31, 2000, Dr. Shillinglaw's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(15) As of January 31, 2000, Ms. Spero's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(16) As of January 31, 2000, Ms. Stromberg's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(17) As of January 31, 2000, Ms. Tempel's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(18) As of January 31, 2000, Mr. Zaleznick's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

                                   APPENDIX 2
                       Beneficial Ownership of Fund Shares

This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated April 12, 2000, which was previously filed with the Commission via EDGAR on February 11, 2000 (File N. 2-13627) and is incorporated by reference herein.

                                     PART B

                             SCUDDER PORTFOLIO TRUST

------------------------------------------------------------------------------
                       Statement of Additional Information
                                     [date]

------------------------------------------------------------------------------



Acquisition of the Assets of By and in Exchange for Shares of AARP Balanced
Stock and Bond Fund (the Scudder Balanced Fund (the "Acquiring Fund"), a
"Acquired Fund"), a series of AARP Growth Trust series of Scudder Portfolio
Trust (the Two International Place "Acquiring Trust") Boston, MA 02110-4103 Two
International Place Boston, MA 02110-4103.



This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. The Acquiring Fund's statement of additional information dated April 12, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on February 11, 2000 (File No. 2-13627) and is incorporated by reference herein.

2. The Acquiring Fund's annual report to shareholders for the fiscal year ended December 31, 1999, which was previously filed with the Commission via EDGAR on February 24, 2000 (File No. 811-42) and is incorporated by reference herein.

3. The Acquired Fund's prospectus dated February 1, 2000, which was previously filed with the Commission via EDGAR on February 1, 2000 (File No. 2-91578) and is incorporated by reference herein.

4. The Acquired Fund's statement of additional information dated February 1, 2000, which was previously filed with the Commission via EDGAR on February 1, 2000 (File No. 2-91578) and is incorporated by reference herein.

5. The Acquired Fund's annual report to shareholders for the fiscal year ended September 30, 1999, which was previously filed with the Commission via EDGAR on December 3, 1999 (File No. 811-4048) and is incorporated by reference herein.

6. The financial statements and schedules of the Acquiring Fund and the Acquired Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ____________________ relating to the Reorganization may be obtained by writing the Acquired Fund at

Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 1999 (UNAUDITED)


                                           SCUDDER   AARP Balanced    Pro Forma        SCUDDER    AARP Balanced
                                          Balanced    Stock & Bond     Combined       Balanced    Stock & Bond       Pro Forma
                                          Par/Share     Par/Share      Par/Share       Market     Market Value       Combined
                                           Amount        Amount         Amount         Value($)        ($)         Market Value($)
                                         -------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS   0.1%
-------------------------------------
Repurchase Agreement with State Street                  1,953,000      1,953,000                       1,953,000      1,953,000
Bank and Trust Company, 5.200%,
11/1/99

                                                                                    ================================================
REPURCHASE AGREEMENTS                                                                                  1,953,000      1,953,000
                                                                                    ================================================
REPURCHASE AGREEMENTS (COST OF $0
   $1,953,000 AND $1,953,000
   RESPECTIVELY)

U. S. GOVERNMENT & AGENCIES   13.0%
--------------------------------------
Federal Home Loan Mortgage Corp.,         3,000,000                    3,000,000        2,940,000                     2,940,000
5.750%, 07/15/2003

U.S. Treasury Bond Inflationary Index     1,750,000     5,750,000      7,500,000        1,656,755      5,443,625      7,100,380
3.625%, 04/15/2028

U.S. Treasury Bond, 6.250%, 08/15/2023    3,000,000     3,750,000      6,750,000        2,935,770      3,669,713      6,605,483

U.S. Treasury Bond, 9.375%, 02/15/2006   16,000,000                   16,000,000       18,615,040                    18,615,040

U.S. Treasury Bond, 7.250%, 05/15/2016                 20,000,000     20,000,000                      21,553,200     21,553,200

U.S. Treasury Note, 3.875%, 01/15/2009    2,000,000     4,000,000      6,000,000        1,999,140      3,998,280      5,997,420

U.S. Treasury Note, 5.500%, 05/31/2003   15,250,000                   15,250,000       15,025,978                    15,025,978

U.S. Treasury Note, 5.625%, 09/30/2001                  9,800,000      9,800,000                       9,766,288      9,766,288

U.S. Treasury Note, 5.625%, 12/31/2002    8,500,000                    8,500,000        8,430,895                     8,430,895

U.S. Treasury Note, 6.000%, 08/15/2004    8,700,000     1,700,000     10,400,000        8,720,358      1,703,978     10,424,336

U.S. Treasury Note, 6.000%, 08/15/2009   28,000,000                   28,000,000       27,960,520                    27,960,520

U.S. Treasury Note, 7.500%, 02/15/2005   16,000,000                   16,000,000       17,002,560                    17,002,560

U.S. Treasury Note, 6.500%, 10/15/2006                  4,000,000      4,000,000                       4,070,640      4,070,640

                                                                                    ================================================
U. S. GOVERNENT & AGENCIES                                                            105,287,016     50,205,724    155,492,740
                                                                                    ================================================
U. S. GOVERNENT & AGENCIES
   (COST OF $106,334,544 $52,614,455
   AND $158,948,999 RESPECTIVELY)

GOV'T NATIONAL MORTGAGE ASSOCIATION 1.2%
---------------------------------------
Government National Mortgage                  5,188                        5,188            5,509                         5,509
Association Pass-thru, 9.500%,
8/15/19

Government National Mortgage              6,349,932     7,375,839     13,725,771        6,229,878      7,236,390     13,466,268
Association Pass-thru  7.00% with
various maturities to 5/01/2029
                                                                                    ================================================
GOV'T NATIONAL MORTGAGE ASSOCIATION                                                     6,235,387      7,236,390     13,471,777
                                                                                    ================================================
GOV'T NATIONAL MORTGAGE ASSOCIATION
   (COST OF $6,439,895 $7,473,799
   AND $13,913,694 RESPECTIVELY)

U.S.GOVERNMENT BACKED MORTGAGES   3.0%
---------------------------------------

Federal Home Loan Mortgage Corp.            627,165                      627,165          636,905                       636,905
8.00% with various maturities to
4/1/08

Federal National Mortgage Association     6,038,302    24,399,104     30,437,406        5,804,338     23,456,645     29,260,983
6.50% with various maturities to
3/1/28

Federal National Mortgage Association     1,315,442     3,888,472      5,203,914        1,344,521      3,973,513      5,318,034
8.00% with various maturities to
2/1/13

                                                                                    ================================================
U.S.GOVERNMENT BACKED MORTGAGES                                                         7,785,764     27,430,158     35,215,922
                                                                                    ================================================
U.S.GOVERNMENT BACKED MORTGAGES
   (COST OF $7,984,512 $28,036,347
    AND $36,020,859 RESPECTIVELY)

COLLATERALIZED MORTGAGE OBLIGATIONS 1.2%
---------------------------------------
Residential Accredit Loans, Inc.,         3,930,893     3,930,893      7,861,786        3,816,037      3,816,037      7,632,074
Series 1997-QS12, A7, 7.250%, 11/25/2027

Residential Asset Securitization Trust    1,541,000                    1,541,000        1,541,000                     1,541,000
Series 1997-A6, 7.250%, 09/25/2012

Residential Funding Mortgage                            2,453,275      2,453,275                       2,440,242      2,440,242
Securities Series 1993-A2, 6.850%,
9/25/23

Ryland Mortgage Securities Corp.,                       2,195,207      2,195,207                       2,220,589      2,220,589
8.000%, 08/25/2025

                                                                                    ================================================
COLLATERALIZED MORTGAGE OBLIGATIONS                                                     5,357,037      8,476,868     13,833,905
                                                                                    ================================================
COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST OF $5,561,584 $8,697,114
   AND $14,258,698 RESPECTIVELY)

FOREIGN BONDS - U.S. $ DENOMINATED  2.0%
---------------------------------------




                                           SCUDDER   AARP Balanced    Pro Forma        SCUDDER    AARP Balanced
                                          Balanced    Stock & Bond     Combined       Balanced    Stock & Bond       Pro Forma
                                          Par/Share     Par/Share      Par/Share       Market     Market Value       Combined
                                           Amount        Amount         Amount         Value($)        ($)         Market Value($)
                                         -------------------------------------------------------------------------------------------
Norsk Hydro AS, 7.750%, 06/15/2023        1,000,000     5,000,000      6,000,000          991,200      4,956,000      5,947,200

PacifiCorp Australia LLC, 6.150%,         2,000,000     6,000,000      8,000,000        1,851,060      5,553,180      7,404,240
1/15/08

Petroleum Geo-Services, 6.625%,           1,000,000     4,000,000      5,000,000          938,750      3,755,000      4,693,750
3/30/08

Saga Petroleum ASA, 7.250%, 09/23/2027    1,000,000     5,000,000      6,000,000          917,830      4,589,150      5,506,980

                                                                                    ================================================
FOREIGN BONDS - U.S. $ DENOMINATED                                                      4,698,840     18,853,330     23,552,170
                                                                                    ================================================
FOREIGN BONDS - U.S. $ DENOMINATED
   (COST OF $5,083,440 $20,422,280
    AND $25,505,720 RESPECTIVELY)

ASSET BACKED    2.2%
---------------------------------------

Automobile Receivables  0.5%

First Security Auto Owner Trust,          2,000,000     3,000,000      5,000,000        1,983,750      2,975,625      4,959,375
Series 1999-2 A3, 6.000%, 10/15/2003

Premier Auto Trust Asset Backed             493,160                      493,160          493,776                       493,776
Certificate, Series 1996-3 A4, 6.750%,
11/6/00

                                                                                    ------------------------------------------------
                                                                                        2,477,526      2,975,625      5,453,151
                                                                                    ------------------------------------------------

Credit Card Receivables   1.0%

Citibank Credit Card Master Trust I,      2,000,000                    2,000,000        1,905,620                     1,905,620
Series 1999-1 A, 5.500%, 02/15/2006

Citibank Credit Card Master Trust I,                    3,500,000      3,500,000                       3,465,000      3,465,000
6.000%, 04/10/2003

MBNA Master Credit Card Trust, 5.800%,    1,500,000     5,000,000      6,500,000        1,456,875      4,856,250      6,313,125
12/15/05
                                                                                    ------------------------------------------------
                                                                                        3,362,495      8,321,250     11,683,745
                                                                                    ------------------------------------------------


Home Equity Loans   0.5%

First Plus Home Loan Trust, Series        1,000,000     5,000,000      6,000,000          985,000      4,925,000      5,910,000
1998, 6.250%, 11/10/2016                                                            ------------------------------------------------

Manufacturing Housing Receivables 0.2%

Green Tree Financial Corp., Series                      3,000,000      3,000,000                       2,349,375      2,349,375
1997-2 B1, 7.560%, 06/15/2028                                                       ------------------------------------------------


                                                                                    ================================================
ASSET BACKED                                                                            6,825,021     18,571,250     25,396,271
                                                                                    ================================================
ASSET BACKED (COST OF $6,984,039
   $19,515,614 AND $26,499,653
   RESPECTIVELY)

CORPORATE BONDS   13.7%
---------------------------------------


Consumer Staples   1.3%

Bass America Inc., 6.625%, 03/01/2003     1,500,000     5,000,000      6,500,000        1,477,365      4,924,550      6,401,915

Pepsi Bottling Holdings, Inc., 5.625%,    1,500,000     3,500,000      5,000,000        1,349,865      3,149,685      4,499,550
2/17/09

Racers-Kellogg, 5.750%, 02/02/2001        1,000,000     4,000,000      5,000,000          993,750      3,975,000      4,968,750

                                                                                    ------------------------------------------------
                                                                                        3,820,980     12,049,235     15,870,215
                                                                                    ------------------------------------------------

Communications  1.3%

AT&T Corp., 6.000%, 03/15/2009            2,000,000                    2,000,000        1,848,840                     1,848,840

Lucent Technologies Inc., 6.900%,         1,250,000                    1,250,000        1,261,000                     1,261,000
7/15/01

Sprint Capital Corp., 6.125%,             3,500,000     3,000,000      6,500,000        3,236,450      2,774,100      6,010,550
11/15/08

WorldCom, Inc., 6.400%, 08/15/2005        2,000,000     5,000,000      7,000,000        1,943,960      4,859,900      6,803,860

                                                                                    ------------------------------------------------
                                                                                        8,290,250      7,634,000     15,924,250
                                                                                    ------------------------------------------------

Financial   5.2%

Associates Corp. of North America,          500,000     5,850,000      6,350,000          501,350      5,865,795      6,367,145
6.625%, 05/15/2001

Boeing Capital Corp., Medium Term         1,000,000     3,000,000      4,000,000        1,002,980      3,008,940      4,011,920
Note, 6.750%, 12/23/2003

Capital One Bank, Medium Term Note,       1,000,000     4,000,000      5,000,000          985,520      3,942,080      4,927,600
5.950%, 02/15/2001

First USA Bank, 5.850%, 02/22/2001        1,000,000     3,000,000      4,000,000          991,600      2,974,800      3,966,400

First Union Corporation, 8.125%,          1,000,000     2,500,000      3,500,000        1,031,680      2,579,200      3,610,880
6/24/02

Fleet Financial Group, 6.875%,            1,000,000     4,000,000      5,000,000          899,120      3,596,480      4,495,600
1/15/28




                                           SCUDDER   AARP Balanced    Pro Forma        SCUDDER    AARP Balanced
                                          Balanced    Stock & Bond     Combined       Balanced    Stock & Bond       Pro Forma
                                          Par/Share     Par/Share      Par/Share       Market     Market Value       Combined
                                           Amount        Amount         Amount         Value($)        ($)         Market Value($)
                                         -------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.125%,            2,500,000     5,000,000      7,500,000        2,441,575      4,883,150      7,324,725
4/28/03

General Electric Capital Corp.,           1,000,000     4,000,000      5,000,000          995,000      3,980,000      4,975,000
6.020%, 05/04/2001

Home Savings of America, 6.000%,          1,000,000     3,000,000      4,000,000          992,560      2,977,680      3,970,240
11/1/00

Merrill Lynch & Co., Inc., 6.000%,        1,500,000     3,000,000      4,500,000        1,370,130      2,740,260      4,110,390
2/17/09

Prudential Insurance Co., 6.375%,         1,000,000     3,000,000      4,000,000          941,370      2,824,110      3,765,480
7/23/06

Southern National Corp., 7.050%,          1,000,000     4,000,000      5,000,000          993,120      3,972,480      4,965,600
5/23/03

Wachovia Corp., 6.700%, 06/21/2004        3,000,000                    3,000,000        2,994,510                     2,994,510

Wells Fargo & Co., 6.875%, 04/01/2006                   2,000,000      2,000,000                       1,966,440      1,966,440

                                                                                    ------------------------------------------------
                                                                                       16,140,515     45,311,415     61,451,930
                                                                                    ------------------------------------------------

Media    1.3%

News America Holdings Inc., 9.250%,       1,000,000     3,000,000      4,000,000        1,098,840      3,296,520      4,395,360
2/1/13

TCI-Communications, Inc., 8.000%,         1,000,000     4,000,000      5,000,000        1,043,990      4,175,960      5,219,950
8/1/05

Time Warner Inc., 9.125%, 01/15/2013      1,000,000     4,500,000      5,500,000        1,123,140      5,054,130      6,177,270

                                                                                    ------------------------------------------------
                                                                                        3,265,970     12,526,610     15,792,580
                                                                                    ------------------------------------------------

Durables   0.3%

Martin Marietta Corp., 6.500%,            1,000,000     3,000,000      4,000,000          972,500      2,917,500      3,890,000
4/15/03                                                                             ------------------------------------------------


Manufacturing   0.9%

Fort James Corp., 6.625%, 09/15/2004      1,000,000     3,000,000      4,000,000          972,230      2,916,690      3,888,920

TRW, Inc., 6.625%, 06/01/2004             2,000,000                    2,000,000        1,941,400                     1,941,400

Tyco International Group, 6.125%,         2,500,000                    2,500,000        2,269,875                     2,269,875
1/15/09

Xerox Corp., 5.500%, 11/15/2003             750,000     2,000,000      2,750,000          709,350      1,891,600      2,600,950

                                                                                    ------------------------------------------------
                                                                                        5,892,855      4,808,290     10,701,145
                                                                                    ------------------------------------------------

Technology    1.0%

IBM Corp., 5.100%, 11/10/2003             1,500,000     5,500,000      7,000,000        1,414,688      5,187,188      6,601,876

Raytheon Co., 6.000%, 12/15/2010          2,500,000     3,000,000      5,500,000        2,191,550      2,629,860      4,821,410

                                                                                    ------------------------------------------------
                                                                                        3,606,238      7,817,048     11,423,286
                                                                                    ------------------------------------------------

Energy   1.6%

Anadarko Petroleum Corp., 5.875%,         1,500,000     5,000,000      6,500,000        1,424,220      4,747,400      6,171,620
10/15/03

Atlantic Richfield Co., 5.550%,           2,000,000                    2,000,000        1,932,400                     1,932,400
4/15/03

Conoco Inc., 5.900%, 04/15/2004           2,500,000                    2,500,000        2,406,700                     2,406,700

Louisiana Land & Exploration Co.,         1,250,000     5,000,000      6,250,000        1,214,363      4,857,450      6,071,813
7.650%, 12/01/2023

Occidental Petroleum Corp., 8.450%,       2,500,000                    2,500,000        2,629,700                     2,629,700
2/15/29
                                                                                    ------------------------------------------------
                                                                                        9,607,383      9,604,850     19,212,233
                                                                                    ------------------------------------------------


Transportation   0.4%

Continental Airlines Inc., 6.795%,        1,500,000     3,000,000      4,500,000        1,393,650      2,787,300      4,180,950
2/2/20                                                                             -------------------------------------------------


Utilities   0.4%

Public Service Co. of Colorado,           1,000,000     3,500,000      4,500,000          975,490      3,414,215      4,389,705
                                                                                    ------------------------------------------------
6.000%, 04/15/2003

                                                                                    ================================================
CORPORATE BONDS                                                                        53,965,831    108,870,463   162,836,294
                                                                                    ================================================
CORPORATE BONDS (COST OF
    $56,377,690 $113,244,335
    AND $169,622,025
    RESPECTIVELY)

CONVERTIBLE BONDS   0.5%
----------------------------

Media

Advertising

Interpublic Group of Companies Inc.,                    4,500,000      4,500,000                       5,265,000      5,265,000





                                           SCUDDER   AARP Balanced    Pro Forma        SCUDDER    AARP Balanced
                                          Balanced    Stock & Bond     Combined       Balanced    Stock & Bond       Pro Forma
                                          Par/Share     Par/Share      Par/Share       Market     Market Value       Combined
                                           Amount        Amount         Amount         Value($)        ($)         Market Value($)
                                         -------------------------------------------------------------------------------------------
1.800%, 09/16/2004
                                                                                    ================================================
CONVERTIBLE BONDS                                                                                      5,265,000      5,265,000
                                                                                    ================================================
CONVERTIBLE BONDS
   (COST OF $0 $3,839,362
   AND $3,839,362 RESPECTIVELY)

CONVERTIBLE PREFERRED STOCKS   0.3%
-------------------------------------

Health   0.2%

Biotechnolgy

Monsanto Co., 6.5%                                         62,600         62,600                       2,370,975      2,370,975
                                                                                    ------------------------------------------------

Financial   0.1%

Real Estate

ProLogis Trust "B" (REIT), 7.000%                          18,900         18,900                         463,050        463,050
                                                                                    ------------------------------------------------


                                                                                    ================================================
CONVERTIBLE PREFERRED STOCKS                                                                    0      2,834,025      2,834,025
                                                                                    ================================================
CONVERTIBLE PREFERRED STOCKS
   (COST OF $0 $3,055,886 AND
   $3,055,886 RESPECTIVELY)


COMMON STOCKS  62.8%
-------------------------------------

CONSUMER DISCRETIONARY   3.5%

Department & Chain Stores   2.6%

Dayton Hudson Corp.                          67,400                       67,400        4,355,725                     4,355,725

Federated Department Stores, Inc.            57,500                       57,500        2,454,531                     2,454,531

Home Depot, Inc.                            114,400                      114,400        8,637,200                     8,637,200

Wal-Mart Stores, Inc.                       153,500       115,000        268,500        8,701,531      6,519,063     15,220,594

                                                                                    ------------------------------------------------
                                                                                       24,148,987      6,519,063     30,668,050
                                                                                    ------------------------------------------------

Restaurants   0.4%

McDonald's Corp.                            111,400                      111,400        4,595,250                     4,595,250
                                                                                    ------------------------------------------------


Specialty Retail   0.5%

Tandy Corp.                                 103,500                      103,500        6,514,031                     6,514,031
                                                                                    ------------------------------------------------


CONSUMER STAPLES   3.5%

Food & Beverage  1.4%

Albertson's Inc.                                           71,045         71,045                       2,579,801      2,579,801

Bestfoods                                    40,000                       40,000        2,350,000                     2,350,000

H.J. Heinz Co.                               72,000       104,050        176,050        3,438,000      4,968,388      8,406,388

PepsiCo, Inc.                                98,100                       98,100        3,402,844                     3,402,844

                                                                                    ------------------------------------------------
                                                                                        9,190,844      7,548,189     16,739,033
                                                                                    ------------------------------------------------

Package Goods/Cosmetics   2.1%

Avon Products, Inc.                                       252,900        252,900                       8,156,025      8,156,025

Colgate-Palmolive Co.                       110,800                      110,800        6,703,400                     6,703,400

Estee Lauder Companies "A"                   61,200                       61,200        2,853,450                     2,853,450

Gillette Co.                                               82,900         82,900                       2,999,944      2,999,944

Procter & Gamble Co.                         48,200                       48,200        5,054,975                     5,054,975

                                                                                    ------------------------------------------------
                                                                                       14,611,825     11,155,969     25,767,794
                                                                                    ------------------------------------------------

HEALTH   6.0%

Biotechnology    0.3%

Biogen, Inc.                                 32,000                       32,000        2,372,000                     2,372,000

Genentech, Inc.                              12,100                       12,100        1,763,575                     1,763,575

                                                                                    ------------------------------------------------
                                                                                        4,135,575                     4,135,575
                                                                                    ------------------------------------------------

Medical Supply & Specialty   0.3%

Baxter International, Inc.                   54,000                       54,000        3,503,250                     3,503,250
                                                                                    ------------------------------------------------


Pharmaceuticals   5.4%

Abbott Laboratories                          60,000                       60,000        2,422,500                     2,422,500

Allergan, Inc.                               28,500                       28,500        3,060,188                     3,060,188

American Home Products Corp.                 80,000       214,300        294,300        4,180,000     11,197,175     15,377,175

Bristol-Myers Squibb Co.                     75,000        85,000        160,000        5,760,938      6,529,063     12,290,001





                                           SCUDDER   AARP Balanced    Pro Forma        SCUDDER    AARP Balanced
                                          Balanced    Stock & Bond     Combined       Balanced    Stock & Bond       Pro Forma
                                          Par/Share     Par/Share      Par/Share       Market     Market Value       Combined
                                           Amount        Amount         Amount         Value($)        ($)         Market Value($)
                                         -------------------------------------------------------------------------------------------



Glaxo Wellcome PLC (ADR)                                   67,100         67,100                       4,017,613      4,017,613

Johnson & Johnson                            38,700        45,200         83,900        4,053,825      4,734,700      8,788,525

Merck & Co., Inc.                            30,000                       30,000        2,386,875                     2,386,875

Pfizer, Inc.                                 83,500                       83,500        3,298,250                     3,298,250

Schering-Plough Corp.                        70,100                       70,100        3,469,950                     3,469,950

SmithKline Beecham PLC (ADR)                               56,100         56,100                       3,590,400      3,590,400

Warner-Lambert Co.                           69,600                       69,600        5,554,950                     5,554,950

                                                                                    ------------------------------------------------
                                                                                       34,187,476     30,068,951     64,256,427
                                                                                    ------------------------------------------------
COMMUNICATIONS    6.8%

Telephone/Communications  6.8%

Alltel Corp.                                               99,000         99,000                       8,241,750      8,241,750

AT&T Corp.                                   53,000                       53,000        2,477,746                     2,477,746

Bell Atlantic Corp.                          50,000       119,564        169,564        3,246,875      7,764,187     11,011,062

BellSouth Corp.                                           274,500        274,500                      12,352,500     12,352,500

GTE Corp.                                    27,000       160,200        187,200        2,025,000     12,015,000     14,040,000

Global Crossing Ltd.                         62,525       120,530        183,055        2,164,928      4,173,351      6,338,279

MCI WorldCom, Inc.                           62,800                       62,800        5,389,025                     5,389,025

SBC Communicatons, Inc.                     108,000       164,625        272,625        5,501,250      8,385,586     13,886,836

Sprint Corp.                                              106,700        106,700                       7,929,144      7,929,144

                                                                                    ------------------------------------------------
                                                                                       20,804,824     60,861,518     81,666,342
                                                                                    ------------------------------------------------

FINANCIAL       11.5%

Banks     4.4%

Bank of America Corp.                        35,000       156,300        191,300        2,253,125     10,061,813     12,314,938

Chase Manhattan Corp.                                      97,600         97,600                       8,527,800      8,527,800

First Union Corp.                                         109,866        109,866                       4,689,905      4,689,905

Fleet Boston Corp.                                        170,400        170,400                       7,433,700      7,433,700

First Tennessee National Corp.               67,600                       67,600        2,298,400                     2,298,400

J.P. Morgan & Co., Inc.                      15,000        14,900         29,900        1,963,125      1,950,038      3,913,163

KeyCorp                                                    87,800         87,800                       2,452,913      2,452,913

US Bancorp                                   49,000       172,600        221,600        1,816,063      6,396,988      8,213,051

Wells Fargo Co.                              70,000                       70,000        3,351,250                     3,351,250

                                                                                    ------------------------------------------------
                                                                                       11,681,963     41,513,157     53,195,120
                                                                                    ------------------------------------------------
Insurance   2.5%

American International Group, Inc.           72,484                       72,484        7,461,321                     7,461,321

Cigna Corp.                                  40,000                       40,000        2,990,000                     2,990,000

Jefferson Pilot Corp.                        42,000                       42,000        3,152,625                     3,152,625

Lincoln National Corp.                                     59,800         59,800                       2,758,275      2,758,275

Marsh & McLennan Companies, Inc.                           30,700         30,700                       2,427,219      2,427,219

Safeco Corp.                                                2,500          2,500                          68,780         68,780

St. Paul Companies, Inc.                    108,000                      108,000        3,456,000                     3,456,000

XL Capital Ltd. " A"                                      136,505        136,505                       7,328,612      7,328,612

                                                                                    ------------------------------------------------
                                                                                       17,059,946     12,582,886     29,642,832
                                                                                    ------------------------------------------------

Consumer Finance    2.3%

American Express co.                         21,300        17,600         38,900        3,280,200      2,710,400      5,990,600

Capital One Finance Corp.                    66,600                       66,600        3,529,800                     3,529,800

Citigroup, Inc.                              80,000       108,100        188,100        4,330,000      5,850,913     10,180,913

Household International, Inc.                97,000                       97,000        4,328,625                     4,328,625

SLM Holding Corp.                                          61,900         61,900                       3,029,231      3,029,231

                                                                                    ------------------------------------------------
                                                                                       15,468,625     11,590,544     27,059,169
                                                                                    ------------------------------------------------

Other Financial Companies  1.4%

Federal National Mortgage Association                     116,700        116,700                       8,256,525      8,256,525

Morgan Stanley Dean Witter & Co.             32,700        40,400         73,100        3,607,219      4,456,625      8,063,844





                                           SCUDDER   AARP Balanced    Pro Forma        SCUDDER    AARP Balanced
                                          Balanced    Stock & Bond     Combined       Balanced    Stock & Bond       Pro Forma
                                          Par/Share     Par/Share      Par/Share       Market     Market Value       Combined
                                           Amount        Amount         Amount         Value($)        ($)         Market Value($)
                                         -------------------------------------------------------------------------------------------


                                                                                    ------------------------------------------------
                                                                                        3,607,219     12,713,150     16,320,369
                                                                                    ------------------------------------------------


Real Estate   0.9%

Arden Realty Group, Inc.                                   84,500         84,500                       1,700,563     1,700,563

Boston Properties, Inc. (REIT)                             51,500         51,500                       1,535,344     1,535,344

Equity Office Properties Trust (REIT)                      85,300         85,300                       1,887,263     1,887,263

General Growth Properties, Inc. (REIT)                     95,200         95,200                       2,754,850     2,754,850

ProLogis Trust (REIT)                                     171,154        171,154                       3,305,412     3,305,412

                                                                                    ------------------------------------------------
                                                                                                      11,183,432    11,183,432
                                                                                    ------------------------------------------------

MEDIA    3.0%

Advertising   0.6%

Omnicom Group, Inc.                          60,100                       60,100        5,288,800                    5,288,800

Outdoor Systems, Inc.                        48,262                       48,262        2,045,102                    2,045,102

                                                                                    ------------------------------------------------
                                                                                        7,333,902                    7,333,902
                                                                                    ------------------------------------------------
Broadcasting & Entertainment   1.6%

Clear Channel Communications, Inc.           98,800                       98,800        7,941,050                    7,941,050

Infinity Broadcasting Corp.                 102,600                      102,600        3,546,113                    3,546,113

Time Warner, Inc.                            40,000                       40,000        2,787,500                    2,787,500

Univision Communication, Inc.                54,000                       54,000        4,593,375                    4,593,375

                                                                                    ------------------------------------------------
                                                                                       18,868,038                   18,868,038
                                                                                    ------------------------------------------------
Cable Television   0.5%

AT&T Corp - Liberty Media Group              82,600                       82,600        3,278,188                    3,278,188

Comcast Corp. "A"                            56,000                       56,000        2,359,000                    2,359,000

                                                                                    ------------------------------------------------
                                                                                        5,637,188                    5,637,188
                                                                                    ------------------------------------------------

Print Media   0.3%

Tribune Co.                                  60,000                       60,000        3,600,000                    3,600,000
                                                                                    ------------------------------------------------


SERVICE INDUSTRIES      1.2%

Edp Services   0.5%

Electronic Data Systems Corp.                68,600        31,200         99,800        4,013,100      1,825,200     5,838,300
                                                                                    ------------------------------------------------


Printing/Publishing   0.7%

McGraw-Hill, Inc.                            33,100       110,000        143,100        1,973,588      6,558,750     8,532,338
                                                                                    ------------------------------------------------



DURABLES    2.7%

Aerospace   1.2%

Lockheed Martin Corp.                                     211,718        211,718                       4,234,360     4,234,360

Northrop Grumman Corp.                                     24,800         24,800                       1,360,900     1,360,900

Rockwell International Corp.                              125,500        125,500                       6,078,906     6,078,906

United Technologies Corp.                    45,000                       45,000        2,722,500                    2,722,500

                                                                                    ------------------------------------------------
                                                                                        2,722,500     11,674,166    14,396,666
                                                                                    ------------------------------------------------


Automobiles    1.0%

Ford Motor Co.                                            194,300        194,300                      10,662,213    10,662,213

Meritor Automotive, Inc.                                  113,466        113,466                       1,921,830     1,921,830

                                                                                    ------------------------------------------------
                                                                                                      12,584,043    12,584,043
                                                                                    ------------------------------------------------

Construction/Agricultural Equipment   0.2%

PACCAR, Inc.                                               57,100         57,100                       2,690,838     2,690,838
                                                                                    ------------------------------------------------


Telecommunications Equipment    0.3%

Lucent Technologies, Inc.                    49,800                       49,800        3,199,650                    3,199,650
                                                                                    ------------------------------------------------


MANUFACTURING   7.1%

Chemicals   0.5%

Dow Chemical Co.                                           22,800         22,800                       2,696,100     2,696,100

E.I. du Pont de Nemours & Co.                              41,100         41,100                       2,648,381     2,648,381



                                                     AARP Balanced    Pro Forma                   AARP Balanced
                                          Balanced    Stock & Bond     Combined       Balanced    Stock & Bond       Pro Forma
                                          Par/Share     Par/Share      Par/Share       Market     Market Value       Combined
                                           Amount        Amount         Amount         Value($)        ($)         Market Value($)
                                         -------------------------------------------------------------------------------------------

                                                                                    ------------------------------------------------
                                                                                                       5,344,481     5,344,481
                                                                                    ------------------------------------------------

Containers & Paper    0.0%

Temple-Inland Inc.                                          6,900          6,900                         401,063       401,063
                                                                                    ------------------------------------------------


Diversified Manufacturing   2.3%

General Electric Co.                        115,400        41,100        156,500       15,643,913       ,571,619    21,215,532

Tyco International Ltd.                     160,200                      160,200        6,397,988                   6,397,988

                                                                                    ------------------------------------------------
                                                                                       22,041,901      5,571,619    27,613,520
                                                                                    ------------------------------------------------
Electrical Products  0.8%

Emerson Electric Co.                         37,500        69,900        107,400        2,252,344      4,198,369     6,450,713

Thomas & Betts Corp.                                       61,200         61,200                       2,746,350       746,350

                                                                                    ------------------------------------------------
                                                                                        2,252,344      6,944,719     9,197,063
                                                                                    ------------------------------------------------

Industry Specialty   2.1%

Corning, Inc.                                             325,000        325,000                      25,553,125    25,553,125
                                                                                    ------------------------------------------------


Machinery/Components/Controls   0.8%

Parker-Hannifin Corp.                        75,000       138,400        213,400        3,435,938      6,340,450     9,776,388
                                                                                    ------------------------------------------------

Office Equipment/Supplies  0.4%

Xerox Corp.                                               156,800        156,800                       4,390,400     4,390,400
                                                                                    ------------------------------------------------


Specialty Chemicals   0.2%

Air Products & Chemicals, Inc.               45,000        49,000         94,000        1,237,500      1,347,500     2,585,000
                                                                                    ------------------------------------------------


TECHNOLOGY   7.5%

Computer Software   2.5%

America Online Inc.                                        39,500         39,500                       5,122,638     5,122,638

Computer Associates International,                         57,100         57,100                       3,226,150     3,226,150
Inc.

Electronic Arts Inc.                         64,800                       64,800        5,236,650                    5,236,650

Microsoft Corp.                             101,400                      101,400        9,385,838                    9,385,838

Oracle Systems Corp.                         40,000       112,400        152,400        1,902,500      5,346,025     7,248,525

                                                                                    ------------------------------------------------
                                                                                       16,524,988     13,694,813    30,219,801
                                                                                    ------------------------------------------------

Diverse Electronic Products   1.2%

Applied Materials, Inc.                      51,900                       51,900        4,661,269                    4,661,269

Motorola, Inc.                               32,800                       32,800        3,195,950                    3,195,950

Solectron Corp.                              46,500                       46,500        3,499,125                    3,499,125

Teradyne, Inc.                               76,700                       76,700        2,952,950                    2,952,950

                                                                                    ------------------------------------------------
                                                                                       14,309,294                   14,309,294
                                                                                    ------------------------------------------------

Electronic Components/Distributors   1.0%

Altera Corp.                                 37,500                       37,500        1,823,438                    1,823,438

Cisco Systems, Inc.                         133,550                      133,550        9,882,700                    9,882,700

                                                                                    ------------------------------------------------
                                                                                       11,706,138                   11,706,138
                                                                                    ------------------------------------------------
Electronic Data Processing  1.3%

Hewlett-Packard Co.                                        24,900         24,900                       1,844,156     1,844,156

International Business Machines Corp.        38,200                       38,200        3,757,925                    3,757,925

Sun Microsystems, Inc.                       96,000                       96,000       10,158,000                    10,158,000

                                                                                    ------------------------------------------------
                                                                                       13,915,925      1,844,156    15,760,081
                                                                                    ------------------------------------------------

Semicononductors   1.5%

Intel Corp.                                 128,700        60,600        189,300        9,966,206      4,692,713    14,658,919

Linear Technology Corp.                      50,000                       50,000        3,496,875                    3,496,875

                                                                                    ------------------------------------------------
                                                                                       13,463,081      4,692,713    18,155,794
                                                                                    ------------------------------------------------

ENERGY   5.5%

Oil & Gas Production  1.7%

Coastal Corp.                                51,000                       51,000        2,148,375                    2,148,375

Conoco, Inc. "A"                             70,000       162,700        232,700        1,920,625      4,464,081     6,384,706

Conoco, Inc. "B"                                          134,758        134,758                       3,655,311     3,655,311



                                           SCUDDER   AARP Balanced    Pro Forma        SCUDDER    AARP Balanced
                                          Balanced    Stock & Bond     Combined       Balanced    Stock & Bond       Pro Forma
                                          Par/Share     Par/Share      Par/Share       Market     Market Value       Combined
                                           Amount        Amount         Amount         Value($)        ($)         Market Value($)
                                         -------------------------------------------------------------------------------------------

Royal Dutch Petroleum Co. (New York          56,000        87,500        143,500        3,356,500      5,244,531     8,601,031
shares)
                                                                                    ------------------------------------------------
                                                                                        7,425,500     13,363,923    20,789,423
                                                                                    ------------------------------------------------

Oil Companies   3.1%

Exxon Corp.                                  37,500                       37,500        2,777,344                    2,777,344

Mobil Corp.                                  33,000        48,800         81,800        3,184,500      4,709,200     7,893,700

Texaco, Inc.                                 31,000       124,000        155,000        1,902,625      7,610,500     9,513,125

Total SA (ADR)                                            247,674        247,674                      16,516,760    16,516,760

                                                                                    ------------------------------------------------
                                                                                        7,864,469     28,836,460    36,700,929
                                                                                    ------------------------------------------------

Oil /Gas Transmission   0.5%

Williams Cos., Inc.                                       159,100        159,100                       5,966,250     5,966,250
                                                                                    ------------------------------------------------


Oilfield Services/Equipment   0.2%

Schlumberger Ltd.                            39,300                       39,300        2,380,106                    2,380,106
                                                                                    ------------------------------------------------

METALS & MINERALS   0.4%

Steel & Metals   0.4%

Allegheny Teledyne Inc.                                   275,135        275,135                       4,178,613     4,178,613

Oregon Steel Mills, Inc.                                   68,300         68,300                         576,281       576,281

                                                                                    ------------------------------------------------
                                                                                                       4,754,894     4,754,894
                                                                                    ------------------------------------------------
CONSTRUCTION   0.6%

Building Products   0.1%

Georgia Pacific Group                                      15,900         15,900                         631,031       631,031
                                                                                    ------------------------------------------------

Forest Products   0.5%

Weyerhaeuser Co.                                          106,200        106,200                       6,338,813     6,338,813
                                                                                    ------------------------------------------------


TRANSPORTATION    2.1%

Airlines  0.5%

AMR Corp.                                                  41,800         41,800                       2,654,300     2,654,300

Air New Zealand Ltd. "B"                                2,248,500      2,248,500                       3,327,456     3,327,456

                                                                                    ------------------------------------------------
                                                                                                       5,981,756     5,981,756
                                                                                    ------------------------------------------------

Marine Transportation   0.1%

Knightsbridge Tankers Ltd.                                 80,000         80,000                       1,230,000     1,230,000
                                                                                    ------------------------------------------------




Railroads   1.5%

CSX Corp.                                                 211,500        211,500                       8,671,500     8,671,500

Canadian National Railway Co.                74,000       130,200        204,200        2,245,701      3,951,220     6,196,921

Norfolk Southern Corp.                                    120,100        120,100                       2,934,944     2,934,944

                                                                                    ------------------------------------------------
                                                                                        2,245,701     15,557,664    17,803,365
                                                                                    ------------------------------------------------
UTILITIES    1.4%

Electric Utilities   1.4%

CINergy Corp.                                             160,400        160,400                       4,531,300     4,531,300

PacifiCorp                                                285,400        285,400                       5,886,375     5,886,375

Unicom Corp.                                              166,300        166,300                       6,371,369     6,371,369
                                        195,104,403   261,586,380    456,690,783
                                                                                    ------------------------------------------------
                                                                                                      16,789,044    16,789,044
                                                                                    ------------------------------------------------

                                                                                    ------------------------------------------------
COMMON STOCKS                                                                         335,660,666    416,644,730    752,305,396
                                                                                    ================================================
COMMON STOCKS (COST OF $250,439,105 $324,089,726 AND $574,528,831 RESPECTIVELY)

                                                                                    ================================================
TOTAL INVESTMENT PORTFOLIO -100%                                                      525,815,562    666,340,938 1,192,156,500
                                                                                    ================================================
INVESTMENT PORTFOLIO (TOTAL COST OF $445,204,809 $582,941,918 AND $1,028,146,727 RESPECTIVELY)

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                       AS OF OCTOBER 31, 1999 (UNAUDITED)

                                             SCUDDER
                                            BALANCED             AARP BALANCED             PRO FORMA                PRO FORMA
                                              FUND               STOCK & BOND             ADJUSTMENTS               COMBINED
                                      ---------------------   --------------------     -------------------     --------------------

Investments, at value                  $        525,815,562    $       666,340,938                              $     1,192,156,500

Cash                                             11,959,755                      -                                       11,959,755

Other assets less liabilities                       961,144             18,837,629      $         (896,257) (2)          18,902,516
                                      ---------------------   --------------------     -------------------     --------------------
Total Net assets                       $        538,736,461    $       685,178,567      $         (896,257)     $     1,223,018,771
                                      =====================   ====================     ===================     ====================

NET ASSETS

Scudder Shares                                                                                                  $       538,422,584
AARP Shares                                                                                                     $       684,596,187
SHARES OUTSTANDING
Scudder Shares                                   26,799,863                                                              26,799,863
AARP Shares                                                             34,605,226                (528,761)              34,076,465
NET ASSET VALUE PER SHARE
Scudder Shares                         $              20.10                                                     $             20.09
AARP Shares                                                    $             19.80                              $             20.09

              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
         FOR THE TWELVE MONTH PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)

                                                      SCUDDER
                                                     BALANCED             AARP BALANCED        PRO FORMA           PRO FORMA
                                                       FUND             STOCK & BOND          ADJUSTMENTS           COMBINED
                                                  -----------------    ------------------------------------------------------------

Investment Income:
  Interest and dividend income                        $ 12,631,207           30,519,640          $        --         $  43,150,847
                                                  ---------------------------------------------------------------------------------
            Total Investment Income                     12,631,207           30,519,640                                 43,150,847
  Expenses
     Management fees                                     2,941,885            3,480,597             (965,678) (3)        5,456,804
     Trustees Fees                                          54,425               28,559              (28,559) (4)           54,425
     All other expenses                                  2,334,646            2,999,206           (1,850,786) (5)        3,483,066
                                                  ---------------------------------------------------------------------------------
  Total expenses before reductions                       5,330,956            6,508,362           (2,845,023)            8,994,295
  Expense reductions                                             -                    -                    -                     -
                                                  ---------------------------------------------------------------------------------
  Expenses, net                                          5,330,956            6,508,362           (2,845,023)            8,994,295
                                                  ---------------------------------------------------------------------------------
Net investment income (loss)                             7,300,251           24,011,278            2,845,023            34,156,552
                                                  ---------------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments                 14,248            6,257,075                   --             6,271,323

  Net unrealized appreciation (depreciation)
     of investments                                     46,584,571            9,732,886                   --            56,317,457
                                                  ---------------------------------------------------------------------------------

Net increase in net assets from operations            $ 53,899,070         $ 40,001,239          $ 2,845,023         $  96,745,332
                                                  =================================================================================



        NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                           (UNAUDITED)
                         OCTOBER 31, 1999

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of October 31, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended October 31, 1999 for Scudder Balanced Fund and AARP Balanced Stock & Bond Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $313,877 and $582,380 to be borne by the Acquiring Fund and the Acquired Fund, respectively.

3. Represents reduction in management fees resulting from a new management agreement.

4.  Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract.

                            PART C. OTHER INFORMATION

Item 15. Indemnification.

            A policy of insurance covering Scudder Kemper Investments, Inc., its affiliates including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's Trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

            Article IV Sections 4.1 - 4.3 of Registrant's Declaration of Trust provide as follows:

            SECTION 4.1. NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement by the preceding sentence shall be made only out of the assets of the one or more series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholders. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

            SECTION 4.2. NON-LIABILITY OF TRUSTEES, ETC. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            SECTION 4.3 MANDATORY INDEMNIFICATION. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding"
            shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

            (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                  As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

ITEM 16.                 Exhibits:
--------

(1)  (a)(1) Amended and Restated Declaration of Trust dated November 3, 1987 is incorporated by reference to Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A, as amended (the "Registration Statement").

     (a)(2) Certificate of Amendment of Declaration of Trust dated November 13, 1990 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (a)(3) Certificate of Amendment of Declaration of Trust dated October 13, 1992 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (a)(4) Establishment and Designation of Series dated October 13, 1992 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (a)(5) Establishment and Designation of Series dated April 9, 1996 is incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement.

     (a)(6) Establishment and Designation of Series, on behalf of Corporate Bond Fund, dated August 25, 1998 is incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement.

(2)  (b)(1) By-Laws of the Registrant dated September 20, 1984 are incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (b)(2) Amendment to By-Laws of the Registrant dated August 13, 1991 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (b)(3) Amendment to By-Laws of the Registrant dated November 12, 1991 is incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement.

(3)         Inapplicable.

(4)         Agreement and Plan of Reorganization, filed as Exhibit A to Part
            A hereof.

(5)         Inapplicable.

(6)  (d)(1) Investment Management Agreement between the Registrant, on behalf of Scudder Income Fund, and Scudder Kemper Investments, Inc. dated September 7,1998 is incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement.

     (d)(2) Investment Management Agreement between the Registrant, on behalf of Scudder Balanced Fund, and Scudder Kemper Investments, Inc. dated September 7,1998 is incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement.

     (d)(3) Investment Management Agreement between the Registrant, on behalf of Scudder High Yield Bond Fund, and Scudder Kemper Investments, Inc. dated September 7,1998 is incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement.

     (d)(4) Investment Management Agreement between the Registrant, on behalf of Scudder Corporate Bond Fund, and Scudder Kemper Investments, Inc. dated September 7,1998 is incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement.

(7) Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement.

(8)         Inapplicable.

(9)  (g)(1) Custodian Contract and fee schedule between the Registrant and State Street Bank and Trust Company ("State Street") dated December 31, 1984 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (g)(2) Fee schedule for Exhibit (9)(g)(1) dated October 7, 1986 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (g)(3) Amendment to Custodian Contract between the Registrant and State Street dated April 1, 1985 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (g)(4) Amendment to Custodian Contract between the Registrant and State Street dated March 10, 1987 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (g)(5) Amendment to Custodian Contract between the Registrant and State Street dated March 10, 1987 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (g)(6) Amendment to Custodian Contract between the Registrant and State Street dated August 11, 1987 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (g)(7) Amendment to Custodian Contract between the Registrant and State Street dated August 9, 1988 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (g)(8) Fee schedule for Exhibit (9)(g)(1) is incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement.

     (g)(9) Amendment to Custodian Contract between the Registrant and State Street dated April 9, 1996 is incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement.

    (g)(10) Fee schedule for Exhibit (9)(g)(1) is incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement.

    (g)(11) Subcustodian Agreement with fee schedule between State Street and The Bank of New York, London office, dated December 31, 1978 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

    (g)(12) Amendment dated February 8, 1999 to Custodian Contract between the Registrant and State Street dated December 31, 1984 is incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement.

(10)        Inapplicable.

(11)        Legal Opinion and Consent of Dechert Price & Rhoads filed herein.

(12) Legal Opinion and Consent of Willkie Farr & Gallagher to be filed by post-effective amendment.

(13) (h)(1) Transfer Agency and Service Agreement with fee schedule between the Registrant and Scudder Service Corporation dated October 2, 1989 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (h)(2) Revised Fee Schedule dated October 1, 1995 for Exhibit (13)(h)(1) is incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.

     (h)(3) Revised Fee Schedule dated October 1, 1996 for Exhibit (13)(h)(1) is incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.

     (h)(4) COMPASS Service Agreement between Scudder Trust Company and the Registrant dated October 1, 1995 is incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement.

     (h)(5) Revised Fee Schedule dated October 1, 1996 for Exhibit (13)(h)(4) is incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.

     (h)(6) Service Agreement between Copeland Associates, Inc. and Scudder Service Corporation (on behalf of Scudder Balance Fund) dated June 8, 1995 is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement.

     (h)(7) Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (h)(8) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Balanced Fund, and Scudder Fund Accounting Corporation dated January 18, 1995 is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement.

     (h)(9) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Income Fund, and Scudder Fund Accounting Corporation dated January 12, 1995 is incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement.

    (h)(10) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder High Yield Bond Fund, and Scudder Fund Accounting Corporation dated June 28, 1996 is incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement.

    (h)(11) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Corporate Bond Fund, and Scudder Fund Accounting Corporation dated August 31, 1998 is incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement.

(14)        Consent of PricewaterhouseCoopers LLP filed herein.

(15)        Inapplicable.

(16)        Powers of Attorney filed herein.

(17)        Form of proxy filed herein.

ITEM 17. UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for C-8 350 reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Scudder Portfolio Trust has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 3rd day of March, 2000.

                             SCUDDER PORTFOLIO TRUST

                                            By: /s/ Linda C. Coughlin
                                                ---------------------------
                                            Title: President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURE                       TITLE                      DATE
            ---------                       -----                      ----

/s/ Linda C. Coughlin                 President & Trustee          March 3, 2000
----------------------
Linda C. Coughlin

/s/ Henry P. Becton, Jr.*                  Trustee                 March 3, 2000
-------------------------
Henry P. Becton, Jr.

/s/ Dawn-Marie Driscoll*                   Trustee                 March 3, 2000
------------------------
Dawn-Marie Driscoll

/s/ Peter B. Freeman*                      Trustee                 March 3, 2000
---------------------
Peter B. Freeman

/s/ George M. Lovejoy, Jr.*                Trustee                 March 3, 2000
---------------------------
George M. Lovejoy, Jr.

/s/ Welsey W. Marple, Jr.*                 Trustee                 March 3, 2000
--------------------------
Welsey W. Marple, Jr.

/s/ Kathryn L. Quirk*             Trustee, Vice President &        March 3, 2000
---------------------               Assistant Secretary
Kathryn L. Quirk

/s/ Jean C. Tempel*                        Trustee                 March 3, 2000
-------------------
Jean C. Tempel

/s/ John R. Hebble                Treasurer (Principal             March 3, 2000
-------------------             Financial and Accounting
John R. Hebble                        Officer)

*By:    /s/ Sheldon A. Jones                March 3, 2000
        --------------------
        Sheldon A. Jones
        Attorney-in-fact

*Executed pursuant to powers of attorney filed with the Registrant's Registration Statement on Form N-14 as filed with the Commission electronically herewith.